UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

ADSOUTH PARTNERS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-33135	68-0448219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 South Rogers Circle, Suite 11, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(561) 750-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 18, 2005, Adsouth Partners, Inc. issued a press release announcing its outlook for the 2005 third quarter. A copy of the press release is filed as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADSOUTH PARTNERS, INC.
(Registrant)

Date: October 18, 2005	/s/ Anton Lee Wingeier
Anton Lee Wingeier
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated October 18, 2005, issued by Adsouth Partners, Inc.